SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2010

EARTH SEARCH SCIENCES, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-19566	87-0437723
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

306 Stoner Loop Road, Lakeside, MT 59922
(Address of Principal Executive Offices)

(406) 751-5200
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

While preparing Earth Search Sciences, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, the Company became aware of prior period misstatements related to the capitalization of research and development costs.

Based on this discovery and the conclusion made by Management, as described below, the Annual Reports for the periods ended March 31, 2010 and March 31 2009, and the Quarterly Reports for the periods ended December 31, 2009, September 30, 2009, June 30, 2009, December 30, 2008 and September 30, 2008 should not be relied upon and should be restated.

The purpose of this filing is to disclose the restatements of the affected periods (annual periods ended March 31, 2010 and March 31, 2009 and quarterly periods ended December 31, 2009, September 30, 2009, June 30, 2009, December 31, 2008 and September 30, 2008) under Item 4.02 of Form 8-K.  No further restatement of the Company’s financials is anticipated.

Decision to Restate and Effect of the Restatement
On August 13, 2010, during the Company’s quarter-end close procedures, MaloneBailey LLP, the Company’s registered independent public accounting firm, discovered and informed the Company of an error related to the capitalization of the costs for our Prototype development.  Beginning in the quarter ended September 30, 2008, the Company capitalized all costs associated with the development of our prototype in the belief it should be treated as the construction of equipment. Upon re-examination management has concluded that such costs should have been treated as research and development costs and expensed when occurred.

The following tables illustrate the impact of this error on the Company’s financial statements for the respective periods:

The twelve months ended March 31, 2010:

March 31, 2010	As		As
	Reported	Adjustment	Restated
Consolidated Balance Sheet
Deposits	$903,684	$(903,684)	$-
TOTAL ASSETS	1,045,771	(903,684)	142,087
			-
Accumulated deficit	(73,105,699)	(903,684)	(74,009,383)
Total stockholders’ deficit	(17,898,081)	(903,684)	(18,801,765)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	1,045,771	(903,684)	142,087

For the Year Ended March 31, 2010	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Expenses
General and administrative	$1,410,485	$(10,832)	$1,399,653

Total expenses	1,511,957	(10,832)	1,501,125

Loss from operations	(1,511,957)	(10,832)	(1,501,125)

Net Loss	(1,267,675)	(10,832)	(1,256,843)

For the Year Ended March 31, 2010	As		As
	Reported	Adjustment	Restated
Consolidated Statements of Cash Flows
Net loss	$(1,267,675)	$(10,832)	$(1,256,843)

Accounts payable and accrued expenses	861,374	(140,832)	720,542
NET CASH USED IN OPERATING ACTIVITIES	(655,793)	(140,832)	(785,793)

Cash paid for prototype	(130,000)	130,000	-
NET CASH USED IN INVESTING ACTIVITIES	(130,000)	130,000	-

Capitalized prototype cost in accounts payable	10,832	(10,832)	-

For the Year Ended March 31, 2010	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Changes in Stockholders' deficit

Net Loss	$(1,267,675)	(10,832)	$(1,256,843)
Accumulated deficit	(73,105,699)	(903,684)	(74,009,383)
Total stockholders’ deficit	(17,898,081)	(903,684)	(18,801,765)

The nine months ended December 31, 2009:

December 31, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Balance Sheet
Deposits	$887,076	$(887,076)	$-
TOTAL ASSETS	1,062,560	(887,076)	175,484

Accumulated deficit	(72,684,512)	(887,076)	(73,571,588)

Total stockholders’ deficit	(17,465,657)	(887,076)	(18,352,733)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	1,062,560	(887,076)	175,484

For the Year Ended December 31, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Expenses

General and administrative	$1,121,375	$(27,440)	$1,093,935

Total expenses	1,199,261	(27,440)	1,171,821.00

Loss from operations	(1,199,261)	27,440	(1,171,821)

Net loss	(846,486)	27,440	(819,046)

For the Year Ended December 31, 2009	As		As
	Reported	Adjustment	Restated

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(846,486)	$27,440	$(819,046)
Accounts payable and accrued expenses	715,214	(122,440)	592,774
Cash paid for equipment	(95,000)	95,000	-
Deposit included in account payable	27,440	(27,440)	-
Prepaid compensation in account payable	-

For the Year Ended December 31, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Changes in Stockholders' deficit

Balances at March 31, 2009	$(71,838,024)	$(914,516)	$(72,752,540)
Net Loss	(270,822)	27,440	(243,382)
Accumulated deficit	(72,108,846)	(887,076)	(72,995,922)
Total stockholders’ deficit	(17,465,657)	(887,076)	(18,352,733)

The six months ended September 30, 2009:

September 30, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Balance Sheet
Deposits	$887,076	$(887,076)	$-
TOTAL ASSETS	989,624	(887,076)	102,548
Accumulated deficit	(72,108,846)	(887,076)	(72,995,922)

Total stockholders’ deficit	(16,990,872)	(887,076)	(17,877,948)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	989,624	(887,076)	102,548

For the Period Ended September 30, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Expenses

General and administrative	$717,046	$(27,440)	$689,606

Total expenses	768,970	(27,440)	741,530

Loss from operations	(768,970)	27,440	(741,530)

Net income/(loss)	(270,822)	27,440	(243,382)

For the Year Ended September 30, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Statements of Cash Flows

Net loss	$(270,822)	$27,440	$(243,382)
Accounts payable and accrued expenses	501,116	(72,440)	428,676
Cash paid for equipment	(45,000)	45,000	-
NET CASH USED IN INVESTING ACTIVITIES	(45,000)	45,000	-

Deposit included in account payable	27,440	(27,440)	-

For the Six months ended September 30, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Changes in Stockholders' deficit

Balances at March 31, 2009	$(71,838,024)	$(914,516)	$(72,752,540)
Net Loss	(270,822)	27,440	(243,382)
Accumulated deficit	(72,108,846)	(887,076)	(72,995,922)

Total stockholders’ deficit	(16,990,872)	(887,076)	(17,877,948)

The three months ended June 30, 2009:

June 30, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Balance Sheet
Deposits	$887,076	$(887,076)	$-
TOTAL ASSETS	1,082,240	(887,076)	195,164
Accumulated deficit	(72,437,860)	(887,076)	(73,324,936)

Total stockholders’ deficit	(19,053,136)	(887,076)	(19,940,212)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	1,082,240	(887,076)	195,164

For the Period Ended June 30, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Expenses
General and administrative	$392,282	$(27,440)	$364,842

Total expenses	418,244	(27,440)	390,804

Loss from operations	(418,244)	27,440	(390,804)

Net loss	(599,836)	27,440	(572,396)

For the Year Ended June 30, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Statements of Cash Flows

Accounts payable and accrued expenses	$203,951	$(35,000)	$168,951
NET CASH USED IN OPERATING ACTIVITIES	(222,018)	(35,000)	(257,018)
Cash paid for prototype	(35,000)	35,000	-
NET CASH USED IN OPERATING ACTIVITIES	(35,000)	35,000	-

For the Three Months Ended June 30, 2010	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Changes in Stockholders' deficit

Balances at March 31, 2009	$(71,838,024)	$(914,516)	$(72,752,540)
Net Loss	(270,822)	27,440	(243,382)
Accumulated deficit	(72,437,860)	(887,076)	(73,324,936)
Total stockholders’ deficit	(19,053,136)	(887,076)	(19,940,212)

The twelve months ended March 31, 2009:

March 31, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Balance Sheet
Deposits	$914,516	$(914,516)	$-
TOTAL ASSETS	1,143,696	(914,516)	229,180
			-
Accumulated deficit	(71,838,024)	(914,516)	(72,752,540)
Total stockholders’ deficit	(18,528,300)	(914,516)	(19,442,816)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	1,143,696	(914,516)	229,180

For the Year Ended March 31, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Expenses
Research and development expense	$-	$914,516	$914,516

Total expenses	7,841,381	914,516	8,755,897

Loss from operations	-7,841,381	914,516	(8,755,897)

Net Loss	(8,496,248)	(914,516)	(9,410,764)

Basic and diluted:
Loss per share	(0.05)	(0.01)	(0.06)

For the Year Ended March 31, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Statements of Cash Flows
Net loss	$(8,496,248)	$(914,516)	$(9,410,764)
Accounts payable and accrued expenses	511,231	164,516	675,747
NET CASH USED IN OPERATING ACTIVITIES	(832,476)	(750,000)	(1,582,476)

Cash paid for prototype	(750,000)	750,000	-
NET CASH USED IN INVESTING ACTIVITIES	(770,000)	750,000	(20,000)

Capitalized prototype cost in accounts payable	162,460	(162,460)	-

For the Year Ended March 31, 2009	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Changes in Stockholders' deficit

Net Loss	$(8,496,248)	$(914,516)	$(9,410,764)
Accumulated deficit	(71,838,024)	(914,516)	(72,752,540)
Total stockholders’ deficit	(18,528,300)	(914,516)	(19,442,816)

The nine months ended December 31, 2008:

December 31, 2008	As		As
	Reported	Adjustment	Restated
Consolidated Balance Sheet
Deposits	$914,517	$(914,517)	$-
TOTAL ASSETS	1,192,592	(914,517)	278,075
Accumulated deficit	(71,041,985)	(914,517)	(71,956,502)

Total stockholders’ deficit	(17,925,250)	(914,517)	(18,839,767)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	1,192,592	(914,517)	278,075

For the Year Ended December 31, 2008	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Expenses

Research and development expense	$-	$914,517	$914,517
Total expenses	7,241,339	914,517	8,155,856

Loss from operations	(7,241,339)	(914,517)	(8,155,856)

Net ( loss)	(7,700,209)	(914,517)	(8,614,726)

Basic and diluted:
Loss per share	(0.05)	(0.01)	(0.06)

For the Year Ended December 31, 2008	As		As
	Reported	Adjustment	Restated
Consolidated Statements of Cash Flows
Net loss	$(7,700,209)	$(914,517)	$(8,614,726)
Accounts payable and accrued expenses	27,044	192,460	219,504
Deposits	(722,057)	722,057	-
Deposit included in accounts payable	192,460	(192,460)	-

For the Year Ended December 31, 2008	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Changes in Stockholders' deficit

Net ( loss)	$(7,700,209)	$(914,517)	$(8,614,726)
Accumulated deficit	(71,041,985)	(914,517)	(71,956,502)
Total stockholders’ deficit	(17,925,250)	(914,517)	(18,839,767)

The six months ended September 30, 2008:

September 30, 2008	As		As
	Reported	Adjustment	Restated
Consolidated Balance Sheet

Deposits	$771,937	$(771,937)	$-
TOTAL ASSETS	$1,060,983	(771,937)	289,046
Accumulated deficit	(70,352,640)	(771,937)	(71,124,577)
Total stockholders’ deficit	(17,553,180)	(771,937)	(18,325,117)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$1,060,983	(771,937)	289,046

For the Period Ended September 30, 2008	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Expenses

Research and development expense	$-	$771,937	$771,937

Total expenses	6,738,156	771,937	7,510,093

Loss from operations	(6,738,156)	771,937	(7,510,093)

Net income ( loss)	(7,010,864)	(771,937)	(7,782,801)

Loss per share	(0.05)	(0.01)	(0.06)

For the Period Ended September 30, 2008	As		As
	Reported	Adjustment	Restated
Consolidated Statements of Cash Flows
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(7,010,864)	$(771,937)	$(7,782,801)
Accounts payable and accrued expenses	(170,574)	119,881	(50,693)
Deposits	(652,056)	652,056	0
Deposit included in accounts payable	119,881	(119,881)	0

For the Period Ended September 30, 2008	As		As
	Reported	Adjustment	Restated
Consolidated Statement of Changes in Stockholders' deficit

Net income ( loss)	$(7,010,864)	$(771,937)	$(7,782,801)
Accumulated deficit	(70,352,640)	(771,937)	(71,124,577)
Total stockholders’ deficit	(17,553,180)	(771,937)	(18,325,117)

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Letter from MaloneBailey, LLC dated June 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH SEARCH SCIENCES, INC.

Dated: August 16, 2010	By:	//s// Tami Story
Tami Story Corporate Secretary